BANGKOK FIRST INVESTMENT & TRUST PUBLIC COMPANY LIMITED

                        Application for Credit Facilities

No. 008/44
                                                Made at Bangkok First Investment
                                                  & Trust Public Company Limited

                                                                20 November 2001


We, King Power Duty Free Co., Ltd., by Mr. Vichai Raksriaksorn or Mr. Viratana Suntaranond, the Directors empowered to sign binding the Company, with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, would like to apply for credit facilities from Bangkok First Investment & Trust Public Company Limited, hereinafter called the "Company," for Baht 60,000,000.00 (Sixty Million Baht), by issuance of one or several promissory notes, as the case may be, to the Company as evidence, and agree to pay interest for every promissory note according to the floating interest rate, based on BBL's MLR + 1.50% p.a., which at the time of making this application is 7.25% p.a. Therefore, as at the date of making this application form, the interest rate for the loan we shall receive is 8.75% p.a. We agree to pay interest to the Company on monthly basis, on the Company's normal working days, the last day of the month and the due date according to the promissory note. If the Company has not received payment of the principal and/or interest according to such one or several promissory notes on due date and/or when the Company requests for such payment, as the case may be, we consent to pay the amount indicated on every promissory note to the Company, together with interest at the default interest rate according to the Company's announcement on interest rates, namely 19% p.a. The Company may announce adjustment of such interest rate to be higher or lower in the future. The calculation of interest at default interest rate shall commence the date following the due date of payment of interest and/or the due date of every such promissory note and/or the due date that the Company has requested for payment until the payment is made in full.

In case the Company notifies any change of interest rate for the credit facilities by issuance of call promissory note to be higher or lower according to the financial market condition, we agree to pay interest at the interest rate specified on every promissory note, from the date of issue to the date of announcement of change of interest rate to the Company forthwith, and shall issue a new promissory note indicating the same amount, but change the interest rate as notified by the Company, and submit it to the Company as replacement.

In case Bangkok Bank Public Company Limited may announce BBL's MLR specified in each promissory note to be higher or lower at any time, the Company is not required to notified us, and we agree to pay the new interest rate plus one point five percent (BBL's MLR + 1.50% p.a.) to the Company accordingly.

In case such one or several promissory notes become due and/or upon request for payment by the Company, we agree to pay the outstanding principal and interest to the Company forthwith. In case we wish to continue to make use of the credit facilities, with the Company's consent, we shall issue new promissory note indicating the particulars, amount, interest rate and due date as specified by the Company, and submit the same to the Company as replacement, and consent to proceed in this manner until we shall perform the obligations to the Company accordingly. However, we agree to perform the obligations to the Company accordingly by 31 May 2002.

In case the outstanding interest for the above credit facilities appears to be over one year, we consent the Company to accumulate the same to the principal on yearly basis, and interest shall be charged to the total accumulated amount at the default interest rate according to the Company's announcement of default interest rate in the first paragraph.

In calculation of the above interest, we agree and acknowledge that the Company shall apply the basis of 1 year = 365 days.

As guarantee for obtaining the credit facilities from the Company, we agree to proceed as follows :

1. To have Mr. Vichai Raksriaksorn and Mr. Viratana Suntaranond, jointly and on behalf of each other, guarantee the credit facilities we have received for Baht 60,000,000.00 (Sixty Million Baht);

2. To have King Power Tax Free Co., Ltd. guarantees the credit facilities we have received for Baht 60,000,000.00 (Sixty Million Baht); and

3. To pledge the promissory note, issued by Bangkok First Investment & Trust Public Company Limited, for Baht 25,000,000.00 (Twenty Million
         Baht) to the Company.

We agree to make payment under this application at the Company's offices, during the normal working hours. If the date of payment falls on a holiday, we shall make the payment on the date preceding the said holiday.

All correspondence and documents that the Company has forwarded to us at the above address, be it by hand delivery or by registered or regular mail, it shall be deemed as having been duly received, whether there is a recipient or not. In case of change of address, we shall notify the Company in writing promptly.

All covenants given in this application shall be deem as our intent to bind and comply with in all respect.

As evidence, we hereunder sign our name in the presence of witnesses on the date indicated above.

(Company Seal Affixed)             - Signed -                          Applicant
                        (King Power Duty Free Co., Ltd.)

                                   - Signed -                          Witness
                           (Mr. Thanasarn Amphathemi)

                                   - Signed -                          Witness
                        (Miss Laddawan Wiwattanakulwanit)

             BANGKOK FIRST INVESTMENT & TRUST PUBLIC COMPANY LIMITED

                                Pledge Agreement

                                                Made at Bangkok First Investment
                                                  & Trust Public Company Limited

                                                                20 November 2001

We, King Power Duty Free Co., Ltd., Thai nationality, with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Pledgor," agree to make this Pledge Agreement to Bangkok First Investment & Trust Public Company Limited, with offices at 23rd floor, Bangkok Insurance/YWCA Building, 25 Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter called the "Pledgee," as collateral for our performance of obligations.

1. Whereas the Pledgee has agreed to grant the credit facilities to the Pledgor in any form, either before, on or after the signing date of this agreement, on one or several occasions, for an amount not exceeding Baht 15,000,000.00 (Fifteen Million Baht), and the Pledgor agrees that performance of obligations shall be according to the agreement made to the Pledgee for each type of the credit facilities.

         As guarantee that the Pledgee shall receive payment of the principal and interest from granting the above credit facilities in full, the Pledgor agrees to pledge the promissory note, which the Pledgor is the recipient of the fund thereof, to the Pledgee, by endorsing the pledge on the promissory note, either one or several promissory notes, and submit each and every promissory note to the Pledgee for retention on the date of signing of this agreement, and whether the Pledgor has signed each and every promissory note or not, the Pledgor agrees that the endorsement made thereon shall be deemed a part of this Pledge Agreement.

2. The Pledgor agrees that each and every promissory note that the Pledgor has pledged to the Pledgee under Clause 1, with the endorsement thereon, and submitted to the Pledgee on the signing date of this Pledge Agreement, shall be binding and the Pledgee may enforce performance of obligations under this Pledge Agreement.

3. The Pledgor certifies and confirms to the Pledgee that with regard to the promissory note having been pledged to the Pledgee, the Pledgor has the absolute rights to pledge the same and which is free of any encumbrance.

4. Under any circumstances, during the validity of this agreement, if the above pledged promissory note becomes due, the Pledgor agrees that the Pledgee is entitled to call the issuer to make the payment accordingly, and the Pledgor waives any right to dispute the request for payment from the issuer and/or the Pledgee. In this respect, The Pledgee may allocate the said fund for payment of the outstanding debt and the accessories thereof that the Pledgor has with the Pledgee, and the balance shall be refunded to the Pledgor. If such amount appears to be less than the outstanding amount, the Pledgor shall be liable to the difference thereof accordingly.

         The above rights of claim of the Pledgee includes the rights of claim for payment of every newly issued promissory note that the issuer has issued to the Pledgee as replacement of the one that the Pledgor has endorsed and submitted it to the Pledgee that has become due, and the Pledgor agrees that the pledge under this agreement shall be devolved to every newly issued promissory note that the issuer has issued to the Pledgee.

5. The Pledgor agrees that the contents herein shall indicate the Pledgor's intent in notifying the pledge of each and every promissory note to the issuer to acknowledge the pledge under this agreement.

The Pledgor has read and understood this agreement entirely, and hereunder sign the name in the presence of witnesses on the witnesses on the date indicated above.



(Company Seal Affixed)             - Signed -                          Applicant
                        (King Power Duty Free Co., Ltd.)


                                   - Signed -                          Witness
                           (Mr. Thanasarn Amphathemi)


                                   - Signed -                          Witness
                        (Miss Laddawan Wiwattanakulwanit)

             BANGKOK FIRST INVESTMENT & TRUST PUBLIC COMPANY LIMITED

                               Guarantee Contract

                                                Made at Bangkok First Investment
                                                  & Trust Public Company Limited

                                                                20 November 2001

We, the undersigned,

1. Mr. Vichai Raksriaksorn, aged 43 years, Thai race, Thai nationality, residing at No. 20, Sukhumvit 64 Road, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, and

2. Mr. Viratana Suntaranond, aged 60 years, Thai race, Thai nationality, residing at No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis,

hereinafter called the "Joint Guarantors" agree to jointly make this Guarantee Contract to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Debtor," to Bangkok First Investment & Trust Public Company Limited, with offices at 23rd Floor, Bangkok Insurance/YWCA Building, 25 Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter called the "Company," as follows :

1. Whereas the Company has granted the credit facilities to the debtor for an amount not exceeding Baht 60,000,000.00 (Sixty Million Baht), on one or several occasions, and the total of which not exceeding the said amount, whether before, on or after the signing date of this Guarantee Contract, and payment shall be made by issuance of one or several promissory notes and submission of the same to the Company on the date of receiving the credit facilities from the Company, and the debtor agrees to make payment according to the amount, interest rate, the place, date and time as indicated on the promissory notes.

         If the debtor shall be unable to make payment according to one or several promissory notes that the debtor has issued to the Company due to whatever reasons, or the debtor has caused damage in any case related to such credit facilities, collectively of all items or separately, the Joint Guarantors agree to jointly and on behalf of each other make compensation payment to the Company for an amount not exceeding Baht 60,000,000.00 (Sixty Million Baht), together with the interest at a rate of 19.00% p.a., or at the default interest rate announced by the Company on the date of default of payment, as the case may be, to the Company as well as other expenses which may incur from collection of such debt accordingly, upon receipt of the Company's notice.

2. If the Company extends period of performance of obligations to the debtor, with or without notifying the Joint Guarantors, it shall be deemed that the Joint Guarantors consent to the same on every occasion and shall not cite such extension as the reason for relieving the Joint Guarantors' liability.

3. In case the debtor is in breach of the agreement or condition on receiving the said credit facilities, the Joint Guarantors shall waive the right to demand the Company to enforce payment from the debtor's property before demanding payment from the Joint Guarantors, and without prejudice to the right of the Company to demand or enter an action against the debtor to perform the obligations first, as the Company deems appropriate. In this case, if the Company has not received performance of obligations in full, or has received but not in full amount, the Joint Guarantors consent that such action of the Company shall be deemed for the benefit of the Joint Guarantors, therefore the guarantor agree to immediately pay the outstanding amount forthwith and shall reimburse all fees and expenses paid by the Company in this regard whether the Company has notified the Joint Guarantors in advance or not and though not demanding or taking legal action against the Joint Guarantors jointly with the debtor.

4. The Joint Guarantors agree that in case of change of address, the Joint Guarantors have the duty to notify the Company immediately, otherwise the Joint Guarantors shall be liable to the damages occurred to the Company as a special circumstances as well.

5. This guarantee shall bind the guarantor completely though it may be cited that the debtor has entered into the above juristic act due to misunderstanding and whether the Joint Guarantors have known of such misunderstanding or not. The Joint Guarantor shall not be released from liabilities due to the fact that the Company may take any action causing the Joint Guarantors to not be able to subrogate, in whole in part, of the rights already given or may be given to the Company prior to or at the time of making this Guarantee Contract.

6. This Guarantee Contract shall be valid to enforce the credit facilities that the debtor has received from the Company before, on or after the signing date thereof, and the Joint Guarantors shall not revoke the same until the Company has received performance of the obligations under this Guarantee Contract in full.

As evidence, the Joint Guarantors hereunder sign our names in the presence of witnesses on the date indicated above.

                                   - Signed -                          Guarantor
                            (Mr. Vichai Raksriaksorn)

                                   - Signed -                          Guarantor
                           (Mr. Viratana Suntaranond)

                                   - Signed -                          Witness
                           (Mr. Thanasarn Amphathemi)

                                   - Signed -                          Witness
                        (Miss Laddawan Wiwattanakulwanit)

             BANGKOK FIRST INVESTMENT & TRUST PUBLIC COMPANY LIMITED

                               Guarantee Contract

                                                Made at Bangkok First Investment
                                                  & Trust Public Company Limited

                                                                20 November 2001

We, King Power Tax Free Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Guarantor" agree to make this Guarantee Contract to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., with offices at 26th & 27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Debtor," to Bangkok First Investment & Trust Public Company Limited, with offices at 23rd Floor, Bangkok Insurance/YWCA Building, 25 Sathon Tai Road, Thung Mahamek Sub-district, Sathon District, Bangkok Metropolis, hereinafter called the "Company," as follows :

1. Whereas the Company has granted the credit facilities to the debtor for an amount not exceeding Baht 60,000,000.00 (Sixty Million Baht), on one or several occasions, and the total of which not exceeding the said amount, whether before, on or after the signing date of this Guarantee Contract, and payment shall be made by issuance of one or several promissory notes and submission of the same to the Company on the date of receiving the credit facilities from the Company, and the debtor agrees to make payment according to the amount, interest rate, the place, date and time as indicated on the promissory notes.

         If the debtor shall be unable to make payment according to one or several promissory notes that the debtor has issued to the Company due to whatever reasons, or the debtor has caused damage in any case related to such credit facilities, collectively of all items or separately, the Guarantor agree to jointly and on behalf of each other make compensation payment to the Company for an amount not exceeding Baht 60,000,000.00 (Sixty Million Baht), together with the interest at a rate of 19.00% p.a., or at the default interest rate announced by the Company on the date of default of payment, as the case may be, to the Company as well as other expenses which may incur from collection of such debt accordingly, upon receipt of the Company's notice.

2. If the Company extends period of performance of obligations to the debtor, with or without notifying the Guarantor, it shall be deemed that the Guarantor consent to the same on every occasion and shall not cite such extension as the reason for relieving the Guarantor's liability.

3. In case the debtor is in breach of the agreement or condition on receiving the said credit facilities, the Guarantors shall waive the right to demand the Company to enforce payment from the debtor's property before demanding payment from the Guarantor, and without prejudice to the right of the Company to demand or enter an action against the debtor to perform the obligations first, as the Company deems appropriate. In this case, if the Company has not received performance of obligations in full, or has received but not in full amount, the Guarantor consent that such action of the Company shall be deemed for the benefit of the Guarantor, therefore the guarantor agree to immediately pay the outstanding amount forthwith and shall reimburse all fees and expenses paid by the Company in this regard whether the Company has notified the Guarantor in advance or not and though not demanding or taking legal action against the Guarantor jointly with the debtor.

4. The Guarantor agree that in case of change of address, the Guarantor have the duty to notify the Company immediately, otherwise the Guarantor shall be liable to the damages occurred to the Company as a special circumstances as well.

5. This guarantee shall bind the guarantor completely though it may be cited that the debtor has entered into the above juristic act due to misunderstanding and whether the Guarantor have known of such misunderstanding or not. The Guarantor shall not be released from liabilities due to the fact that the Company may take any action causing the Guarantor to not be able to subrogate, in whole in part, of the rights already given or may be given to the Company prior to or at the time of making this Guarantee Contract.

6. This Guarantee Contract shall be valid to enforce the credit facilities that the debtor has received from the Company before, on or after the signing date thereof, and the Guarantor shall not revoke the same until the Company has received performance of the obligations under this Guarantee Contract in full.

As evidence, the Guarantor hereunder sign our name in the presence of witnesses on the date indicated above.


(Company Seal Affixed)             - Signed -                          Guarantor
                         (King Power Tax Free Co., Ltd.)

                                   - Signed -                          Witness
                           (Mr. Thanasarn Amphathemi)

                                   - Signed -                          Witness
                        (Miss Laddawan Wiwattanakulwanit)